FOR INTERNAL RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564 (office)
(502) 432-2796 (mobile)
Courtney.Norris@kyderby.com

Robert L. Evans to Retire as Executive Chairman of CDI;
Will Continue as Non-Executive Chairman of the Board of Directors

LOUISVILLE, Ky. (July 14, 2015) - Churchill Downs Incorporated (NASDAQ: CHDN) (CDI or Company) announced Robert L. Evans will retire as Executive Chairman of the Company and as a member of management effective September 30, 2015. Evans will continue as the non-executive Chairman of the Company’s Board of Directors. These changes complete the senior executive leadership transition begun in August 2014 when William C. Carstanjen was named the Company’s Chief Executive Officer (CEO), a position Evans had held since joining the Company in August 2006.

Evans’ nine-year tenure saw significant growth of CDI as the Company invested approximately $1.8 billion in four major growth initiatives:

Kentucky Oaks & Kentucky Derby Week
Numerous new events like Taste of Derby and the Kentucky Oaks’ Pink Out and Survivors Parade, and multiple major construction projects at Churchill Downs Racetrack including The Mansion and Big Board (at 15,224 square feet, the world’s largest 4-K resolution videoboard), along with new long-term presenting sponsor and television rights agreements contributed to Oaks & Derby Week growth and helped set all-time attendance, wagering and profitability records in 2015 for both the Kentucky Oaks and Kentucky Derby.

Installation of permanent lights at Churchill Downs Racetrack ushered in Oaks & Derby Week’s Opening Night event and the ongoing Downs After Dark night racing events that have now been attended by over 750,000 fans.

Advance Deposit Wagering (ADW)
The acquisition of AmericaTAB and Bloodstock Research Information Services (BRIS) in Lexington, Ky., and of Youbet.com Inc. in Woodland Hills, Calif., were key developments in CDI’s entry into the ADW business with 2007’s launch of TwinSpires.com, now a leading ADW provider in the U.S.

Casino Gaming
Starting in 2008, CDI has built or entered into agreements to acquire all or part of eight regional casinos in seven states.

Mobile & Online Casual Games
In 2014, CDI acquired Big Fish Games, Inc. (Big Fish), located in Seattle, Wash., and Oakland, Calif. Big Fish is one of the world’s largest producers and distributors of mobile and online casual games and represents a new growth opportunity for CDI.

During Evans’ tenure CDI’s net revenues nearly tripled and profits, measured by adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), grew over 400%. Over $1.7 billion in shareholder value was created as the price of the Company’s common stock increased from under $40 to over $125 per share. In 2014, CDI was named to Forbes magazine’s list of the 100 Best Small Companies in America.

Evans commented: “While I am extremely proud of what the CDI teams at all of our locations have accomplished, I’m even more excited about what they can achieve in the future. CDI is today a far more diversified company with much greater organic growth potential, with strong free cash flow and a conservative amount of debt. Most importantly, the CDI organization is stronger, with much broader and deeper capabilities, notably in the use of technology. These are the key ingredients for future success and I trust CDI’s best years will be the years ahead.”

ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns Big Fish Games, Inc., one of the world’s largest producers and distributors of casual games; the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Quarterly Report on Form 10-Q are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the impact of increasing insurance costs; the impact of interest rate fluctuations; maintaining favorable relationships we have with third-party mobile platforms, the inability to secure new content from third-party developers on favorable terms, keeping our games free from programming errors or flaws, the effect if smart phone and tablet usage does not continue to increase; the financial performance of our racing operations; the impact of casino competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois, Louisiana and Ohio racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel or casino activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing in those states; the presence of wagering and casino operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of Big Fish Games or TwinSpires to prevent security breaches within their online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic or anticipated levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from casinos and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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